UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2010

WES Consulting, Inc.
(Exact name of registrant as specified in Charter)

Florida	333-141022	59-3581576
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2745 Bankers Industrial Drive
Atlanta, GA 30360
 (Address of Principal Executive Offices)

(770) 246-6400
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition

On May 14, 2010, WES Consulting, Inc. issued a press release regarding its financial results for the quarter and nine months ended March 31, 2010. A copy of the press release is furnished as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Copy of press release dated May 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WES Consulting, Inc. (Registrant)

Date: May 14, 2010	By:	/s/ Louis S. Friedman
Louis S. Friedman Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description

99.1	Copy of press release dated May 14, 2010